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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 14, 2001 relating to the consolidated financial statements and financial statement schedule, which appear in Masco Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.



/s/PRICEWATERHOUSECOOPERS LLP

Detroit, Michigan
December 18, 2001